UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 17, 2003



                             LEGALPLAY ENTERTAINMENT
                                      INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Florida                   0-29219                 98-0199508
-------------------------------     ---------------        -------------------
(State or other jurisdiction of    (Commission File          (IRS Employer
 incorporation or organization)        Number)             Identification No.)



    Suite 630, 1188 W. Georgia Street
   Vancouver, British Columbia, Canada                      V6E 4A2
-------------------------------------------    ---------------------------------
(Address of principal executive offices)                   (Zip Code)



Issuer's telephone number
   (including area code)                                 (604) 689-5998

                                    -------


-------------------------------------------    ---------------------------------
   (Former name, former address and former                 (Zip Code)
 fiscal year, if changed since last report)



Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

Yes [X]  No [_]

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

No events to report.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

No events to report.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

No events to report.


ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

No events to report.


ITEM 5.  OTHER EVENTS

No events to report.


ITEM 6.  RESIGNATION OF REGISTRANTS DIRECTOR

No events to report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     On September 17, 2003, Poker.com Inc.'s wholly owned subsidiary, SkillPoker.com officially launched www.SkillPoker.com, the first and only legal
                                    ------------------
online  poker  site  in  North  America.

     The company also changed their name from Poker.com Inc to LegalPlay Entertainment Inc.

     Attached as Exhibit 99.1 to this filing is a copy of Poker.com Inc press release of September 17, 2003 announcing the launch of www.SkillPoker.com and
                                                          ------------------
the name change to LegalPlay Entertainment Inc.

ITEM 8.  CHANGE IN FISCAL YEAR

No events to report.


ITEM 9.  REGULATION FD DISCLOSURE.

No events to report.


ITEM 10. AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR WAIVER OF PROVISION OF THE CODE OF ETHICS

No events to report.


ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS

No events to report.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

No events to report.


Exhibits:
---------
        99.1     News Release issued by the Company on September 17, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LEGALPLAY ENTERTAINMENT, INC.


/s/ Mark Glusing
-----------------------------------
Mark Glusing, President

September 17, 2003
-----------------------------------
Date


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